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                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Registration Statement of Pan Environmental Corporation on Form S-8 of our report dated January 6, 1998, incorporated by reference in the Annual Report on Form 10-K of Pan Environmental Corporation for the year ended December 31, 1997.



                               /s/ WILLIAM L. BUTCHER, CPA P.S.
                               ------------------------------------
                               William L. Butcher, CPA P.S.
                               Everett, Washington